Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

       [ ]   Preliminary Proxy Statement
       [X]   Definitive Proxy Statement
       [ ]   Definitive Additional Materials
       [ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          COLORADO CASINO RESORTS, INC.
                (Name of Registrant as Specified in Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [ ]   $125  per   Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1),
               14a-6(j)(2), or Item 22(a)(2) of Schedule 14A.
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2)        Aggregate number of securities to which  transaction
                            applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  4)        Proposed maximum aggregate value of transaction:
                  5)        Total fee paid:

         [X]   Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)        Amount Previously Paid:
                  2)        Form, Schedule or Registration Statement No.:
                  3)        Filing Party:
                  4)        Date Filed:

                         COLORADO CASINO RESORTS, INC.


Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1996 Annual Meeting of Shareholders of Colorado Casino Resorts, Inc. (the "Company") to be held at 10:30 a.m. local time on September 19, 1996 at the Double Eagle Hotel and Casino, 442 E.Bennett Avenue, 3rd Floor, Cripple Creek, Colorado 80813.

         At the Annual Meeting you are being asked (i) to elect directors, (ii) to consider and vote upon a change in the Company's state of incorporation from Texas to Colorado by means of a merger of the Company into Colorado Casino
Resorts, Inc., II, a newly organized Colorado corporation wholly owned by the Company, and (iii) to ratify the selection of Williams, Richey & Co. to serve as the Company's independent auditors until the next annual meeting of shareholders.

         You are urged to vote your proxy even if you currently plan to attend the Annual Meeting. Please remember to sign and date the proxy card; otherwise, it is invalid. Returning your proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                           Sincerely,

                                           /s/ Rudy S. Saenz
                                           -------------------------------------
                                           Rudy S. Saenz, President and Director
August 27, 1996

                          COLORADO CASINO RESORTS, INC.
                         304 South 8th Street, Suite 201
                           Colorado Springs, CO 80905


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held September 19, 1996


TO THE SHAREHOLDERS OF COLORADO CASINO RESORTS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Meeting") of Colorado Casino Resorts, Inc. (the "Company") will be held at the Double Eagle Hotel & Casino, 442 E. Bennett Avenue, 3rd Floor, Cripple Creek, Colorado, 80813, on Thursday, September 19, 1996, at the hour of 10:30 a.m. local time, for the following purposes:

                  1. To elect Rudy S. Saenz, Gilbert M. Sisneros and Michael S. Smith to the Board of Directors.

                  2. To consider and vote upon a change in the Company's state of incorporation from Texas to Colorado by means of a merger of the Company into Colorado Casino Resorts, Inc., II, a newly organized Colorado corporation wholly owned by the Company.

                  3. To ratify the selection of Williams, Richey & Co. as independent auditors for the Company until the next annual meeting of Shareholders.

                  4. To transact such other business as may properly come before
         the  Meeting  and  at  any  and  all  adjournments,   postponements  or
         continuations thereof.

         Only shareholders of record at the close of business on July 26, 1996 are entitled to notice of and to vote at the Meeting or any adjournments, postponements or continuations thereof.

         You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                            By Order of the Board of Directors


                                            /s/ Michael S. Smith
                                           -------------------------------------
                                            Michael S. Smith, Secretary

Colorado Springs, Colorado
Dated: August 27, 1996

                          COLORADO CASINO RESORTS, INC.
                         304 South 8th Street, Suite 201
                        Colorado Springs, Colorado 80905
                                 (719) 635-7047


     -----------------------------------------------------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held September 19, 1996

     -----------------------------------------------------------------------


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Colorado Casino Resorts, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Double Eagle Hotel & Casino, 442
E. Bennett Avenue, 3rd Floor, Cripple Creek, Colorado on September 19, 1996 at 10:30 a.m. local time, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about August 27, 1996.

         All shares of the Company's common stock, $.001 par value per share (the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Owners of the Company's $10 par value Convertible Non-Voting Preferred Shares (the "Preferred Shares") are not entitled to vote at the Meeting. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted "FOR" the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date and depositing it with the Secretary of the Company or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

                                     VOTING

         Only holders of record of Shares at the close of business on July 26, 1996 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 33,353,743 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         The directors and officers (and their affiliates) of the Company held voting power, as of the Record Date, with respect to an aggregate of 23,739,719 Shares (approximately 71% of the outstanding Shares).

         The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors. The affirmative vote of two-thirds of Shares issued and outstanding is required to approve Proposal II.

         Votes cast by proxy will be tabulated by Michael S. Smith, Secretary of the Company. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Meeting. Abstentions, broker non-votes and Shares to which authority to vote on any proposal is withheld, are each included in the determination of the number of Shares present and voting at the Meeting for purposes of obtaining a quorum. Each will be tabulated separately. Abstentions will be counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                        PROPOSAL I: ELECTION OF DIRECTORS

General

         The Board has nominated Messrs. Rudy S. Saenz, Gilbert M. Sisneros and Michael S. Smith for election as directors until the next annual meeting of shareholders or until their successors are elected and qualified. Each nominee is currently a member of the Board and has consented to serve as a director if elected, and it is intended that the Shares represented by properly executed Proxies will be voted for the election of the director nominees except where authority to so vote is withheld. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine, for such substituted nominee or nominees, if any, in his or her discretion.

         Information is set forth below regarding the director nominees, including the name and age of each director nominee, his principal occupation and business experience during the past five years and the commencement of his term as a director of the Company.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT MESSRS. RUDY S. SAENZ, GILBERT M. SISNEROS AND MICHAEL S. SMITH TO THE BOARD.

Directors

         The following table sets forth the name and age of each nominee for re-election, his principal occupation and business experience during the past five years, and the year of commencement of his term as a director of the Company.

                                   Principal Occupation or Employment During the Past
                                                    Five Years; Other                               Director
       Name and Age                                   Directorships                                   Since
       ------------                                   -------------                                   -----
Rudy S. Saenz                President and a Director of the Company, and its                         1992
     (40)                    subsidiary Double Eagle Resorts, Inc., and predecessors
                             since 1992.  From 1989 through 1992 Mr. Saenz was
                             employed in marketing and new business development at
                             Hughes Aircraft Co.  Mr. Saenz received a B.S. in
                             Engineering from the University of California at San Diego in 1982.

Gilbert M. Sisneros          Vice President and a Director of the Company since March                 1995
     (57)                    1995.  Since 1991, Mr. Sisneros has been the President
                             and owner of Creeker's, Inc., a casino in Cripple Creek,
                             Colorado.  From 1983 to 1991, he was the President and
                             owner of Metro Wholesale, Inc., a food supply company in
                             Colorado Springs, Colorado.  Mr. Sisneros attended
                             Leadville Community College in Leadville, Colorado.


Michael S. Smith             Secretary and a Director of the Company since 1992.                      1992
     (37)                    Until the Company's recent hire of a chief financial offer in February, 1996, he also served as Treasurer of the
                             Company.  He has been a self-employed attorney in the
                             Denver, Colorado area since 1992.  Prior to joining the
                             Company, Mr. Smith was an attorney with McKenna &
                             Cuneo from 1991 to February, 1992.  Mr. Smith received
                             a B.A. from Marquette University in 1981 and a J.D.
                             degree in 1984.

Board Meetings

         During the fiscal year ended October 31, 1995 the Board met twenty times. With one exception, all directors attended 100% of the meetings. Willard
F. Clarey, Jr. attended less than 20% of the meetings.

Committees of the Board

         The Company does not now have any standing nominating, audit or compensation committees of the Board nor any committee performing similar functions.

Compensation of Directors

         The Company does not currently pay any directors fees.

Executive Officers

         Information is set forth below regarding the executive officers of the Company including their age, principal occupation during the last five years and the date each first became an executive officer of the Company.

                                                                                                Executive Officer of
         Name and Age                            Present Executive Office                         Registrant Since
         ------------                            ------------------------                         ----------------

Rudy S. Saenz                    President and Director of the Company.  More                           1992
     (40)                        detailed information regarding Mr. Saenz' business
                                 experience is set forth under "Directors."

Gilbert M. Sisneros              Vice President and Director of the Company.  More                      1995
     (57)                        detailed information regarding Mr. Sisneros' business
                                 experience is set forth under "Directors."

Michael S. Smith                 Secretary and Director of the Company.  More                           1992
     (37)                        detailed information regarding Mr. Smith's business
                                 experience is set forth under "Directors."

Farid E. Tannous                 Chief Financial Officer of the Company since                           1996
     (30)                        February 5, 1996.  Before joining the Company, Mr.
                                 Tannous was the vice president and chief financial
                                 officer of a start-up high tech company called Phoenix
                                 Micro-Lite, Inc.  Mr. Tannous also was the owner and
                                 president of F.E Tannous & Co. Investment
                                 Management Group, in Los Angeles, California from
                                 July 1994 to February 1996.  Previously, Mr.
                                 Tannous was a Business Analyst with Hughes Power
                                 Products, Inc.  In June of 1994, Mr. Tannous received
                                 his MBA from the University of Chicago.  He also
                                 holds a Masters degree (1990) and Bachelors degree
                                 (1988) of Science in Electrical Engineering from the
                                 University of Southern California.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation paid by the Company to the Chief Executive Officer ("CEO") and any other executive officer whose total annual salary and bonus exceeded $100,000 for the last fiscal year (the "Named Executive Officers"):

                                             SUMMARY OF COMPENSATION TABLE

                                                      Annual Compensation       Long-Term Awards
                                                      -------------------       ----------------

                                                                              Securities Underlying         All Other
     Name and Principal Position             Year              Salary($)            Options(#)            Compensation
     ---------------------------             ----             -----------           ----------            ------------

Rudy S. Saenz, President                     1995                 120,453              240,000
                                             1994                       0                    0                   0
                                             1993                       0                    0                   0


Gilbert M. Sisneros, Vice President          1995                 232,962                    0                   0
                                             1994               26,000(*)                    0                   0
                                             1993                       0                    0                   0


W. F. Clarey, Jr.,                           1995                 134,424                    0                   0
Former Vice President(1)                     1994               42,000(*)                    0                   0
                                             1993                       0                    0                   0

- --------------
(*)Salary earned as an officer of Creeker's, Inc., before the merger with CCRI.
(1)Mr. Clarey resigned as an officer and director of the Company effective July 12, 1996.

         The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 or ten percent of the cash compensation paid to each such executive officer, is not included in such table.

Aggregated Option Exercise and
Fiscal Year-End Option Table

         The following table provides information relating to the exercise of stock options during the year ended October 31, 1995 by the CEO and each of the Named Executive Officers and the 1995 fiscal year end value of unexercised options.

                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND F-Y END OPTION VALUES

                                                                                                           Value of
                                                                         Number of                       Unexercised
                                                                   Securities Underlying                 In-the-Money
                           Shares                                   Unexercised Options                    Options
                          Acquired              Value                    at FY-End                        at FY-End
       Name              Exercise(#)         Realized($)         Exercisable/Unexercisable        Exercisable/Unexercisable
       ----              -----------         -----------         -------------------------        -------------------------
Rudy S. Saenz                0                   0                       0/240,000                        0/$420,000


                                   PROPOSAL II

General

         At present, the Company is a Texas corporation with all of its business operations being conducted in Colorado. The Company is authorized to do business as a foreign corporation in the State of Colorado.

         At present, the Articles of Incorporation of the Company include provisions which deal with applicable gaming rules and regulations adopted in Colorado; the Company's activities are subject to all Colorado laws and related gaming regulations; and the Company's headquarters and operations are situated in Colorado. The Company has no operations in or any other business contacts with the State of Texas. Compliance with both Colorado and Texas laws needlessly increases the Company's overhead.

         In order to reduce overhead and make its operations more efficient, the Company has incorporated Colorado Casino Resorts, Inc., II, a newly formed Colorado corporation wholly owned by the Company ("Casino II") and intends to merge Casino II with the Company, with Casino II being the surviving entity (the "Migratory Merger"). The Board has approved the Migratory Merger and unanimously recommends its approval by the Company's shareholders. The Company's officers and directors, who together hold approximately 71% of the Shares, have indicated that they intend to vote "FOR" the Migratory Merger.

         If approved, the Migratory Merger, will result in a change in the Company's state of incorporation from Texas to Colorado pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for the merger (the "Merger") of the Company, a Texas corporation, with and into Casino II. Casino II was organized to facilitate the Migratory Merger, and currently does not conduct any business. Casino II's principal executive offices will be located at 304 South 8th Street, Suite 201, Colorado Springs, Colorado 80905.

         In addition, as soon as practicable after the Effective Date of the Merger, Casino II will file an amendment to its articles of incorporation changing the name of Casino II to "Colorado Casino Resorts, Inc."

         If the shareholders approve the Migratory Merger, Casino II will be the surviving corporation in the merger. The principal effect of the Migratory Merger will be to change the law applicable to the Company's corporate affairs from the Texas Business Corporation Act ("Texas Law") to the Colorado Business Corporation Act ("Colorado Law"). All shareholders of the Company will receive one share of stock in the new entity for every share of stock presently held in the Company, and the rights and privileges attributable to the Preferred Shares and the Shares of the new company will be identical to that of the Company. The approval of the Migratory Merger will not result in any change in the business, management, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, at the effective date of the Merger, all assets, property, rights, liabilities and obligations of the Company will be transferred to and assumed by Casino II.

         Management believes that there will be no adverse tax consequences to shareholders of the Company as a result of this transaction. The Company's listing on the NASDAQ Small Cap Stock Market and its trading symbol will remain unchanged.

         The following discussion summarizes certain aspects of the Migratory Merger, including certain material differences between Texas Law and Colorado Law. This summary does not purport to be a complete description of the Migratory Merger or the differences between shareholders' rights under Texas Law and Colorado Law and is qualified by reference to (a) the Merger Agreement between the Company and Casino II attached hereto as Appendix A; (b) the

Amended and Restated Articles of Incorporation of Casino II (the "New Articles") attached hereto as Appendix B; and (c) the Bylaws of Casino II (the "New Bylaws") attached hereto as Appendix C. Copies of the Company's current Articles of Incorporation, as amended (the "Present Articles") and current Bylaws (the "Present Bylaws") are available for inspection at the Company's executive office and copies will be sent to shareholders, without charge, upon request.

         Approval of the Migratory Merger by the Company's shareholders will constitute approval of the Merger, the Merger Agreement, the New Articles and the New Bylaws, the amendment to the New Articles changing the name of Casino II to "Colorado Casino Resorts, Inc." as well as other matters included in the Migratory Merger and described in this Proxy Statement. In accordance with the terms of the Merger Agreement, the New Articles and the New Bylaws will replace the Present Articles and Present Bylaws as the charter documents affecting corporate governance and shareholders' rights.

         There are certain material differences between Texas Law and Colorado Law, including certain differences in shareholders' rights. Accordingly, shareholders are urged to read carefully this Proxy Statement and the appendices hereto. Shareholders of the Company whose shares are not voted in favor of the Migratory Merger will be eligible to take additional steps to obtain statutory dissenter's rights. See "Rights of Dissenting Shareholders" and "Appendix D."

Comparison of Texas Law and Colorado Law

         It is impractical to summarize all of the differences between Texas Law and Colorado Law in this Proxy Statement; however, all differences between Texas Law and Colorado Law that could materially affect the rights of the Company's shareholders, not elsewhere discussed, are discussed below:

         Shareholder Vote for Mergers and Other Corporate Matters. Colorado Law differs from Texas Law in a number of material respects in regard to mergers and other corporate reorganizations. Texas Law requires that a plan of merger, share exchange or disposition of all or substantially all assets not in the usual or regular course of business and an amendment to a company's articles of incorporation be approved by the holders of two-thirds of all outstanding shares entitled to vote.

         Under Colorado Law, holders of only a majority of all outstanding shares entitled to vote must approve an amendment to a company's articles of incorporation, a merger or disposition of all or substantially all assets. Due to the decrease in the vote required to approve such transactions, the power of the Company's current shareholders to defeat a proposal they deem unfavorable may be diminished.

         Voting Groups. Colorado Law allows a corporation to decrease the number of votes required for a quorum at a shareholders meeting from a majority to one-third of the votes entitled to be cast by a voting group (as defined below). Texas Law also allows a corporation to decrease the requisite percentage to one-third. The term "voting group" is a term of art not used as such under Texas Law, which generally means all shares which are entitled to vote and be counted collectively with respect to a matter. For example, under the Present Articles and Present Bylaws, a "voting group" would constitute the holders of the Shares. A voting group is thus the basic units of collective voting at a shareholders' meeting, and voting by voting groups may provide essential protection to one or more classes or series of shares against actions that are detrimental to such interests or class (for example, the decrease in a preferred dividend to holders of preferred shares in the event Casino II issued such shares in the future). The determination of which shares form part of a single group, in general, must be defined by the articles of incorporation, The New Articles contain no such designation.

         Action by Written Consent. Under Texas Law, the articles of incorporation may provide that any action taken without a meeting may be taken by a written consent signed by the holders of shares having not less than the minimum number of votes that would be necessary to take such action at that meeting.

         Under Colorado Law, all action taken by the shareholders by unanimous written consent must be signed by all shareholders entitled to vote on the action.

         Inspection of Corporate Records. With respect to the inspection of the Company's books and records, including shareholder's lists, Texas Law provides a right of inspection to any person who shall have been a shareholder for at least six months immediately preceding his or her demand or any person holding at least 5% of a class of outstanding shares on written demand at any reasonable time for any proper purpose. Under Texas Law, a corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

         Colorado Law provides a right of inspection to any person who shall have been a shareholder for at least three months immediately preceding the demand or any person holding at least 5% of a class of outstanding shares for a purpose reasonably related to such person's interest as a shareholder and provides at least 5 days prior written notice.

         Payment of Dividends. Under Texas Law dividends may be declared and distributions may be made generally only if (i) after giving effect to the distribution the corporation is not insolvent, or (ii) the distribution does not exceed the surplus of the corporation.

         Under Colorado Law all distributions of funds with respect to a corporation's shares, whether as dividends, redemptions, repurchase of shares or otherwise, may be made if, after such distribution, (i) the corporation can pay its debts as they presently become due in the usual course of business, and (ii) the corporation's total assets are not less than the sum of its total liabilities, plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, on dissolution, of shareholders whose preferential rights are superior to those receiving the distribution.

         Transfer Agent and Registrar. American Securities Transfer & Trust, Inc., 938 Quail Street, Suite 101, Lakewood, Colorado 80215-5513, is the transfer agent and registrar for the Shares and for the Preferred Shares.

Rights of Dissenting Shareholders

         Under Texas Law, dissenting shareholders of the Company will be entitled to appraisal rights if the Migratory Merger is consummated. Any shareholder who desires to exercise such appraisal rights must strictly comply with the requirements of Article 5.12 of Texas Law; failure to so comply may result in the loss of such shareholder's appraisal rights. A copy of Article
5.12 of Texas Law is attached hereto as Appendix D, and shareholders are referred to Appendix D for a full statement of its provisions.

         In general, Article 5.12 requires a shareholder seeking to enforce appraisal rights to:

                  (a) file with the Company, at or prior to the Meeting, a written objection to the Migratory Merger including a statement that the shareholder intends to demand payment for his shares if the Migratory merger is effected;

                  (b) vote against or abstain from voting on the Migratory Merger; and

                  (c) file with the Company, within 10 days after receipt of a notice from the Company stating that the Migratory Merger was approved by the Company's shareholders, a written notice of election to exercise appraisal rights in compliance with Article 5.12(A)(1)(a), which notice shall terminate all of such shareholder's rights as a shareholder except only to receive the fair value of the shares.

         Upon receipt of the shareholder's notice, in the event that the Company and the shareholder do not agree on the fair market value of such shareholder's Company Common Stock, the Company or the Shareholder may institute a special court proceeding to determine the rights of the dissenting shareholder and to fix the fair value of his shares of the Common Stock.

         A vote against the Migratory Merger will not satisfy the notice requirement under Texas Law. Any shareholder wishing to enforce his rights under
Article 5.12 must file a separate
objection to the Merger and a separate notice of election to exercise appraisal rights, in the manner and within the time frames, specified in Article 5.12. All such notices may be sent to the Company at 304 South 8th Street, Suite 201, Colorado Springs, Colorado 80905.

         FAILURE TO COMPLY WITH ANY OF THE  PROCEDURAL  REQUIREMENTS  OF ARTICLE
5.12 MAY RESULT IN A  TERMINATION  OR WAIVER OF APPRAISAL  RIGHTS UNDER  ARTICLE
5.12.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL II TO APPROVE THE CHANGE IN THE STATE OF THE COMPANY'S INCORPORATION TO COLORADO.

                                  PROPOSAL III:

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


         The Board has selected Williams, Richey & Co. to serve as independent auditors of the Company until the next annual meeting of shareholders. Representatives of Williams, Richey & Co. will not be present at the Meeting.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. Whether the proposal is approved or defeated, the Board may reconsider its selection.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL III.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of outstanding Shares as of the Record Date, by (i) each person who is known by the Company to own beneficially five percent or more of the outstanding Shares, (ii) the Company's directors, CEO, and other executive named officers, and (iii) all directors and executive officers as a group.

                                                                          Shares
                                                                       Beneficially               Percent
         Name                                                              Owned                 of Class
         ----                                                              -----                 --------
Rudy S. Saenz                                                          11,883,609                37.147(1)
3150 Angel Terrace
Colorado Springs, Colorado 80904

Gilbert M. Sisneros                                                    11,853,610                37.053(1)
1730 Southmoor Drive
Fountain, Colorado 80817

Michael S. Smith                                                           12,500(2)                 *

All Executive Officers and Directors as                                23,749,719                 71.21%
a Group (4 persons)

- ---------------------------
* Less than one percent.
(1) Messrs. Saenz and Sisneros control 11,883,609 common shares, and 11,853,610 Shares respectively, as direct registered owners of common stock, and through their respective ownership interests in Double Eagle Investments, a Colorado limited partnership, and their respective ownership interest in Double Eagle Consolidated, Inc., a Colorado corporation and the general partner of Double Eagle Investments.
(2) Includes 2,500 shares owned directly by Michael S. Smith and 10,000 shares under option.

Reports under Section 16(a)
of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ and to furnish the Company with copies.

         Based solely on its review of the copies of the Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers and directors were filed in a timely manner.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As of October 31, 1995 and during the 1995 fiscal year, Gilbert M. Sisneros, Vice President and a Director of the Company, was indebted to the Company for the amount of $76,000. Terms of this loan are a demand note payable at two points over the prime rate. The loan was made to Mr. Sisneros in order to assist him in meeting certain income tax liabilities incurred due to the conversion of Creeker's, Inc. from an S Corporation to a C Corporation. The conversion was necessary in order for Creeker's, Inc. to merger with and into the Company.

         Since 1992, Mr. Smith has been a self-employed attorney. Mr. Smith did not receive any salary from the Company for acting as Secretary and Chief Financial Officer of the Company in the 1995 fiscal year. He did, however, receive $51,250 from the Company for legal services.

                             SOLICITATION OF PROXIES


         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

         The Annual Report of the Company for the 1995 fiscal year will be mailed to shareholders along with this Proxy Statement. The Company will, upon written request an d without charge, provide to any person solicited hereunder a copy of the Company's Annual Report on Form 10-KSB for the year ended October 31, 1995, as filed with the Securities and Exchange Commission. Requests should be addressed to the Corporate Secretary of the Company at 304 South 8th Street, Suite 201, Colorado Springs, Colorado 80905.

                                  OTHER MATTERS

         The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to submit a proposal at the next Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than April 29, 1997. Such proposals should be sent to the Corporate Secretary of the Company at 304 South 8th Street, Suite 201, Colorado Springs, Colorado 80905.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDE RS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                                     By Order of the Board of Directors

                                     /s/ Michael S. Smith
                                     -------------------------------------------
                                     Michael S. Smith, Secretary

Colorado Springs, Colorado
August 27, 1996

                                   APPENDIX A


                      FORM OF AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") dated as of ______________, 1996, by and between Colorado Casino and Resorts, Inc., a Texas corporation ("Colorado Casino"), and Colorado Casino and Resorts, Inc., II, a Colorado corporation and a wholly owned subsidiary of Colorado Casino ("Casino II").

                              W I T N E S S E T H:

         WHEREAS, Colorado Casino has an authorized capitalization of (a) 100,000,000 shares of common stock, par value $.001 per share ("CS Common"), of which 33,353,743 shares are issued and outstanding on the date hereof and (b) 5,000,000 shares of Convertible Non-Voting Preferred Shares, par value $10 per share, which are divided in two series, Series 1 and Series 2, (the "CS Preferred"), 250,000 Series 1 Preferred Shares and no Series 2 Preferred Shares are issued and outstanding as of the date hereof.

         WHEREAS, Casino II has an authorized capitalization of (a) 100,000,000 shares of Common Stock, par value $.001 per share ("CS II Common"), of which 100 shares are issued and outstanding as of the date hereof and all of such shares are held by Colorado Casino, and (b) 5,000,000 shares of Convertible Non-Voting Preferred shares, par value $10 per share, which are divided in two series, Series 1 and Series 2, (the "CS II Preferred"), none of which are issued and outstanding.

         WHEREAS, the respective Boards of Directors of Colorado Casino and Casino II deem it advisable and in the best interest of each such corporation and its shareholders that Colorado Casino reincorporate in Colorado by means of a merger of such corporations as herein contemplated, and, in accordance therewith, that Colorado Casino be merged into Casino II in the manner contemplated herein (the "Merger"), with Casino II surviving and that the CS Common and CS Preferred be exchanged for CS II Common and CS II Preferred, on the basis of one share of CS II Common and CS II Preferred for every 1 share of CS Common and CS Preferred, with the result that the holders of CS Common and CS Preferred will become the holders of CS II Common and CS II Preferred upon consummation of the transactions provided for herein, and that such Merger be submitted to and approved and adopted by the holders of CS Common and by Colorado Casino as sole shareholder of Casino II;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and subject to the conditions herein set forth and for the purpose of stating the terms and conditions of the Merger, the mode of effecting the same, the manner of converting the shares of CS Common and CS Preferred issued and outstanding immediately prior to the filing of the Articles of Merger with the Secretary of State of the State of Colorado and with the Secretary of State of the State of Texas (the date and time of the last to occur of such filings being herein called the "Effective Date"), into shares of CS II Common and CS II Preferred, the manner of exchanging the shares of CS Common and CS Preferred issued and outstanding immediately prior to the Effective Date for shares of CS II Common and CS II Preferred, and such other details and provisions as are deemed desirable, the parties hereto have agreed, subject to the terms and conditions hereinafter set forth and in accordance with the terms and provisions of the Colorado Business Corporation Act (the "Colorado Law") and the Texas Corporation Act (the "Texas Law"), as follows:

                                    ARTICLE I

                     MERGER OF COLORADO CASINO AND CASINO II

         Section 1.01. On the Effective Date hereof, pursuant to the provisions of the Colorado Law and the Texas Law, Colorado Casino and Casino II shall be merged into a single corporation by Colorado Casino merging into Casino II, with Casino II surviving as the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). Upon consummation of the Merger, the separate corporate existence of Colorado Casino shall cease and the Surviving Corporation shall become the owner, without transfer, of all rights, powers, assets, qualifications and property of Colorado Casino, and the Surviving Corporation shall become subject to all debts and liabilities of Colorado Casino in the same manner as if the Surviving Corporation had itself incurred them.

         Section 1.02. Name of Surviving Corporation. The name of the Surviving Corporation shall be "Colorado Casino Resorts, Inc." The purposes, county where the principal office for the transaction of business shall be located, number and classification of directors, and capital stock of the Surviving Corporation shall be as appears in the Articles of Incorporation of Casino II and as hereinafter set forth.

         Section 1.03. Charter and Bylaws of Casino II. From and after the Effective Date and until thereafter duly amended as provided by law, the Articles in Incorporation of Casino II and the Bylaws of Casino II, in each case as in effect at the Effective Date, shall become the Articles of Incorporation and Bylaws of the Surviving Corporation. In addition, as soon as practicable after the Effective Date, Casino II shall file an amendment to its Articles of Incorporation, changing the name of Casino II to "Colorado Casino and Resorts, Inc."

         Section 1.04.  Directors and Officers of Casino II.

                  (a) The number of directors in each class of directors of Casino II immediately prior to the Effective Date shall be the number of directors in each class of directors of the Surviving Corporation, and the directors of Casino II immediately prior to the Effective Date shall be the directors of the Surviving Corporation, to hold office in the same classes as in effect immediately prior to the Effective Date, in accordance with the

         Bylaws of the Surviving Corporation, until their respective successors are duly appointed or elected and qualified, or their prior death, resignation or removal.

                  (b) The officers of Colorado Casino immediately prior to the Effective Date shall be the officers of the Surviving Corporation until their respective successors are duly elected and qualified, or their prior resignation, removal or death.

                                   ARTICLE II

                         EXCHANGE AND ISSUANCE OF STOCK

         Section 2.01. The manner of effecting the Merger contemplated herein, including the conversion of the shares of CS Common and CS Preferred issued and outstanding immediately prior to the Effective Date into shares of CS II Common and CS II Preferred shall be as follows:

                  (a) At the Effective Date each of the following transactions shall be deemed to occur simultaneously:

                             (i) Every 1 share of CS Common and CS Preferred issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be cancelled and converted into and shall be one fully paid and non-assessable share of CS II Common and CS II Preferred.

                            (ii) All shares of CS Common and CS Preferred  which
                  shall then be held in Colorado Casino's treasury, if any, shall cease to exist, and all certificates representing such shares shall be cancelled by virtue of the Merger.

                           (iii) Each share of CS II Common  presently issued in
                  the name of Colorado Casino shall be cancelled and retired and shall resume the status of authorized and unissued shares of CS II Common and no shares of CS II Common or other securities of Casino II shall be issued in respect thereof.

                  (b)      At or after the Effective Date:

                             (i) Each  certificate or certificates  representing
                  issued and outstanding shares of CS Common and CS Preferred (a "Former Holder") shall be deemed cancelled and of no further force in effect. Concurrently, Casino II will direct American Securities Transfer & Trust, Inc., or such other agent or agents as may be appointed by Casino II (the "Exchange Agent") to issue each such holder or transferee a certificate or certificates representing one share of CS II Common or CS II Preferred for every one share of CS Common or CS Preferred previously represented by the stock certificates. The stock transfer books for CS Common and CS Preferred shall be deemed to be closed at the Effective Date with respect to each such share of CS Common and CS Preferred, and no transfer of such shares shall thereafter be made on such books.

                            (ii) If any  certificate  for CS II  Common or CS II
                  Preferred is to be issued in a name other than that in which the certificate for CS Common or CS Preferred is registered, it shall be a condition of such exchange that the certificate be surrendered to Casino II and be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of such CS II Common or CS II Preferred in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

         Section 2.02. Dissenting Shareholders. Notwithstanding the provisions of Section 2.01, any outstanding shares of CS Common or CS Preferred held by shareholders who shall have elected to dissent from the Merger and who shall have exercised and perfected appraisal rights with respect to such shares in accordance with Article 5.12 of the Texas Law ("Dissenting Shareholders") shall not be converted into shares of CS II Common or CS II Preferred but shall be entitled to receive only such consideration as shall be provided in said Article 5.12, except that CS Common or CS Preferred outstanding on the Effective Date and held by a Dissenting Shareholder who shall thereafter withdraw his election to dissent from the Merger or lose his right to dissent from the Merger as provided in said Article 5.12, shall be deemed converted, as the Effective Date, into such number of shares of CS II Common or CS II Preferred as such holder otherwise would have been entitled to receive as a result of the Merger.

                                   ARTICLE III

                              SHAREHOLDER APPROVAL

         Section 3.01. Approval by Shareholders of Colorado Casino. Colorado Casino shall duly convene the Annual Meeting of Shareholders of Colorado Casino (the "Annual Meeting") in connection with which, among other things, the approval by such shareholders of this Merger Agreement, and the transactions contemplated hereby, shall be solicited. Colorado Casino shall use its reasonable best efforts to obtain such approval.

         Section 3.02. Approval by Shareholders of Casino II. Colorado Casino, as sole shareholder of Casino II, shall consent in writing to the execution of this Merger Agreement prior to the Effective Date.

                                   ARTICLE IV

                           CLOSING CONDITIONS; CLOSING

         Section 4.01. Closing Conditions. The consummation of the Merger and the transactions set forth in this Merger Agreement are subject to the satisfaction on or prior to the Effective Date of the following conditions:

                  (a) The transactions contemplated by this Merger Agreement shall have received the approval by affirmative vote of the holders of two-thirds of the shares of CS Common outstanding at the record date of the Annual Meeting.

                  (b) The absence of any material pending or threatened litigation concerning the Merger or any other transaction contemplated by the Merger Agreement (unless such condition shall be waived by the Board of Directors of Colorado Casino).

         Section 4.02. Closing. The closing under this Merger Agreement shall occur on the Effective Date at a place mutually convenient to all the parties hereto.

                                    ARTICLE V

                      TERMINATION OR ABANDONMENT OF MERGER

         This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date by the Board of Directors of Colorado Casino, if the Board of Directors of Colorado Casino shall determine for any reason that the consummation of the transaction contemplated hereby would be inadvisable or not in the best interests of Colorado Casino and its shareholders.

                                   ARTICLE VI

                                   AMENDMENTS

         At any time prior to the Effective Date, the parties hereto may by written agreement amend, modify or supplement any provision of this Merger Agreement, provided that no such amendment, modification or supplement may be made if, in the sole judgment of the Board of Directors of Colorado Casino, it will materially and adversely affect the rights and interests of Colorado Casino's shareholders.

                                   ARTICLE VII

                                  GOVERNING LAW

         This Merger Agreement has been delivered in, and shall be construed under and in accordance with the laws of the State of Texas except to the extent the laws of Colorado shall apply to the Merger.

                                  ARTICLE VIII

                                    HEADINGS

         The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

                                   ARTICLE IX

                             SUCCESSORS AND ASSIGNS

         This Merger Agreement may not be assigned by either party without the consent of the other party hereto, and this Merger Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

                                    ARTICLE X

                                  COUNTERPARTS

         For the convenience of the parties hereto, this Merger Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

                                   ARTICLE XI

                           EXTENSIONS OF TIME; WAIVERS

         Any time prior to the Effective Date the parties hereto may, by written agreement (a) extend time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any breach or inaccuracy in the representations and warranties contained in this Merger Agreement or in any document delivered pursuant hereto, or (c) waive compliance with any of the covenants, conditions or agreements contained in this Merger Agreement, except as set forth in Section 4.01 hereof.

         IN WITNESS WHEREOF, Colorado Casino and Casino II, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors, each have caused this Merger Agreement to be executed by a duly authorized officer thereof, each of whom affirms the statements made herein by his respective company under penalty of perjury, and has further caused its respective corporate seal to be hereunto affixed, as of the date first above written.


                               Colorado Casino and Resorts, Inc., a Texas corporation



                               By_______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________



                               Colorado Casino and Resorts, Inc., II, a Colorado corporation



                               By_______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                                   APPENDIX B

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       FOR
                          COLORADO CASINO RESORTS, INC.


         Pursuant to the provisions of Section 7-110-107 of the Colorado Business Corporation Act, the undersigned, Colorado Casino Resorts, Inc., II, a Colorado corporation (the "Corporation"), hereby adopts these Amended and Restated Articles of Incorporation (the "Articles") of the Corporation. These
Articles set forth the provisions of the Articles of Incorporation of the Corporation originally filed with the Secretary of State of the State of Colorado on January 11, 1996, as heretofore amended, and do hereby further restate, integrate and amend the provisions of such original Articles of Incorporation.

         These Articles were adopted and approved by resolution of the Board of Directors of the Corporation. Shareholder approval is not required as no shares have been issued. These Articles supersede the original Articles of Incorporation and all amendments and supplements thereto.

                                    ARTICLE I

         The name of the corporation shall be Colorado Casino Resorts, Inc., II.

                                   ARTICLE II

         This corporation shall have perpetual existence.

                                   ARTICLE III

         The corporation is organized to engage in any lawful business for which corporations may be incorporated under the laws of the State of Colorado.

                                   ARTICLE IV

         The corporation is authorized to issue One Hundred Million (100,000,000) shares of common stock, of the par value of $0.001 each Common Voting Equity Stock, such shares to carry the short title "Common"; and Five Million (5,000,000) shares of the par value of $10.00 Convertible Preferred Non-voting Equity Stock (the "Preferred Stock"). The Preferred Stock shall be divided into two series, "Series 1 Preferred Stock" and "Series 2 Convertible Preferred Stock." The terms of preference and of conversion of each series is as set forth in Appendix A and Appendix B to these Articles of Incorporation and included herein by reference. The Board of Directors may further create separate series within any class of stock.

         The cumulative voting of shares of stock is not authorized. No shares shall carry and no shareholder shall possess or enjoy any pre-emptive rights to acquire additional or treasury shares of the corporation.

                                    ARTICLE V

         The initial  registered and principal office of this corporation is 304
S. 8th St., #201, Colorado Springs, Colorado 80905. The initial registered agent at such address is Rudy S. Saenz.

                                   ARTICLE VI

         The initial Board of Directors shall consist of three (3) members, and the name and address of the persons who are to serve as directors until the annual meeting of shareholders or until successors are elected and qualified are: Rudy S. Saenz, 304 S. 8th St., #201, Colorado Springs, Colorado 80905; and Gilbert M. Sisneros, 304 S. 8th St., #201, Colorado Springs, Colorado 80905; and Michael S. Smith, 304 S. 8th St. #201, Colorado Springs, Colorado 80905. The bylaws of the corporation shall establish the range and/or size of the Board of Directors.

                                   ARTICLE VII

         To the extent permitted by applicable law, and subject to the limitations contained in this Article VII, the corporation shall indemnify a director from all claims, losses and liabilities to which he or she has or shall become subject to by reason of serving or having served as a director, or by reason of any action alleged to have been taken, omitted, or neglected by him or her as a director. In addition, a director of the corporation shall not be subject to personal liability to the corporation or to its shareholders for monetary damages for breach of a fiduciary duty as a director; provided, however, this article shall not eliminate or limit the liability of a director to the corporation or to its shareholders for: (a) monetary damages for any breach of the director's duty of loyalty to the corporation or to its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) acts specified in C.R.S. ss. 7-108-403 (as amended); or (d) any transaction from which the director directly or indirectly derived an improper personal benefit.

                                  ARTICLE VIII

         The name and address of the incorporator is: Rudy S. Saenz, 304 S. 8th St., #201, Colorado Springs, Colorado 80905.

                                   ARTICLE IX

                  (a) The Corporation shall not issue any voting securities or other voting interests except in accordance with the provisions of the Colorado Limited Gaming Act, the regulations promulgated thereunder or, where applicable, the laws and regulations of such other state or jurisdiction to which the Corporation may hereafter become subject. The issuance of any voting securities or other voting interests shall be deemed not to be issued and outstanding until: (i) the corporation shall cease to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission (or, where applicable, that of any other state or jurisdiction to which the corporation may hereafter have become subject); or (ii) the Colorado Limited Gaming Control Commission (or, where applicable, that of such other state or jurisdiction) shall, by affirmative action, validate said issuance or waive any defect in issuance.

                  (b) No voting securities or other voting interests issued by the corporation, and no interest, claim, or charge therein or thereto, shall be transferred in any manner whatsoever except in accordance with the provisions of the Colorado Limited Gaming Act (or, where applicable, the laws and regulations of such other state or jurisdiction to which the Corporation may hereafter become subject) and the regulations promulgated thereunder. Any transfer in violation thereof shall be void until: (i) the corporation shall cease to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission (or, where applicable, that of any other state or jurisdiction to which the Corporation may hereafter have become subject); or (ii) the Colorado Limited Gaming Control Commission (or, where applicable, that of such other state or jurisdiction) shall, by affirmative action, validate said transfer or waive any defect in said transfer.

                  (c) If the Colorado Limited Gaming Control Commission (or, where applicable, that of such other state or jurisdiction) at any time determines that a holder of voting securities or other voting interest of this Corporation is unsuitable to hold such securities or other voting interests, then the issuer of such voting securities or other voting interests may, within sixty days after the funding, redeem or purchase such voting securities or other voting interests of such unsuitable person at the lesser of: (i) the cash value equivalent of such person's investment in the corporation; or (ii) the current market price as of the date of the finding of unsuitability unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Commission) within sixty days after the finding of unsuitability. Until such voting securities or other voting interests are owned by persons found by the commission to be suitable to own them: (A) the corporation shall not be required or permitted to pay a dividend or interest with regard to the voting securities or other voting interests; (B) the holder of such voting securities or other voting interests shall not be entitled to vote on any matter as the holder of the voting securities or other voting interests, and such voting securities or other voting interests shall not for any purpose be included in the voting securities or other voting interests of the corporation entitled to vote; and (C) the corporation shall not pay any renumeration in any form to the holder of the voting securities or other voting interests except in exchange for such voting securities or other voting interests as provided in this paragraph.

         The undersigned person of the age of 18 years or more, acting as incorporator of a corporation under the Colorado Corporation Code, adopts the above Articles of Incorporation.


_______________________________________________             ____________________
      Signature                                                 Date

         IN WITNESS WHEREOF, the undersigned have executed and acknowledged these Amended and Restated Articles of Incorporation as of this 23rd day of August, 1996.

                                               COLORADO CASINO RESORTS, INC., II



                                               By   /s/ Rudy S. Saenz
                                                 -------------------------------
                                                  Rudy S. Saenz, President


                                               By  /s/ Michael S. Smith
                                                 -------------------------------
                                                  Michael S. Smith, Secretary


ATTEST:


/s/ Michael S. Smith
- ---------------------------
Michael S. Smith, Secretary

                                   APPENDIX A

                            PREFERRED STOCK-SERIES 1
                                  (NON-VOTING)

         1. Purchase Price. The purchase price of each share of Series One Preferred Stock shall be the greater of par value of a price to be set by the Board.

         2. Optional Conversion. Subject to the criteria described here, upon the expiration of the designated holding period (see paragraph numbered 3 below), the holder of one share of Series One Preferred Stock shall have the option to and shall be entitled to convert each share of Series One Preferred Stock to four units. Each unit obtained on optional conversion will consist of One Share of Common Stock and one redeemable Common Stock Purchase Warrant.

         3. Designated Holding Period. The holder of a share of Series One Preferred Stock shall not be entitled to convert such shares to common stock and warrants of the company until after such holder has held title to such share of Series One Preferred Stock for a period of at least two (2) years.

         4. Warrants. Each Warrant will entitle the holder thereof to purchase one (1) share of Common Stock for a period of three years, commencing with the date of Optional Conversion, at a price of Four Dollars ($4.00). During the exercise period of the Warrants, each Warrant shall be redeemable by the Company at a redemption price of $.10 per Warrant upon thirty (30) days' prior written notice to each Warrant holder; provided, however, that the closing average bid price of the Company's Common Stock, for a period of twenty (20) consecutive trading days prior to any such call for redemption, shall have been one hundred fifty percent (150%) or more of the effective exercise price of the Warrants.

         5. Redemption Rights. If the holder of a share of Series One Preferred Stock does not exercise holder's right to convert such share(s) within five (5) years after the issuance of a share of Series One Preferred Stock, upon thirty
(30) days' prior written notice to each Warrant holder, the company shall have the right to redeem such share(s) at par value, plus any undeclared dividends.

         6. Automatic Conversion. The Series One Preferred Stock will be automatically converted into Units upon the closing of the Company's next Public Offering of Common Stock Units (the "Public Offering"), provided that such closing occurs within two (2) years from the date of issue of the Series One Preferred Stock. Said Unit obtained on automatic conversion will be identical to the Units offered to the public in the Public Offering and should consist of at least one (1) share of Common Stock and one (1) redeemable Common Stock Purchase Warrant and will be convertible at a conversion rate of three (3) units for each amount of par value of each Series One Preferred Stock equal to the initial public offering price per Unit offered in the Public Offering. For the purpose of automatic conversion, the term "Unit" means the smallest denomination of securities which can be purchased in the Public Offering, whether that denomination consists of one or more securities.

         7. Dividend. The holder of a share of Series One Preferred Stock shall be entitled to an annual dividend equal to six percent (6%) of the par value of the Series One Preferred Stock. Such dividend shall be cumulative, and no dividend shall be paid to shareholders of the company's common stock until this cumulative dividend is paid to the shareholders of Series One Preferred Stock. Upon either an automatic or optional conversion of Series One Preferred Stock, all the dividends described here shall be forfeited by the shareholder(s).

         8. Liquidation Priority. Should there ever be a liquidation of the company, the holder of a share of Series One Preferred Stock shall have priority over all other shareholders. Such priority, however, shall be limited to the par value of the Series One Preferred Stock.

                                   APPENDIX B


         1. Designation. The designation of the series of Preferred Stock fixed by this resolution shall be "Series 2 Convertible Preferred Stock" (hereinafter referred to as the "Series 2 Convertible Preferred Stock").

         2.       Conversion Right.

                  (a) Right to Convert. The total number of original shares of Series 2 Convertible Preferred Stock acquired by any holder may be converted, at the option of the holder thereof, (i) at any time during the period commencing on and including the forty-fifth (45th) day following the date of original issuance thereof and expiring on the fifty-ninth (59th) day following the date of original issuance thereof, convert up to thirty-three and 1/3 percent (33-1/3%), (ii) commencing on and including the sixtieth (60th) day following the date of original issuance thereof and expiring on the seventy-fourth (74th) day following the date of original issuance thereof, convert an additional thirty-three and 1/3 percent (33-1/3%), and (iii) at any time from and after the seventy-fifth (75th) day following the date of original issuance thereof, convert the remaining thirty-three and 1/3 percent (33-1/3%), all without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, $.001 par value per share, of the Corporation (the "Common Stock") as is determined by dividing (A) the sum of (1) $10.00; plus (2) the amount of all accrued but unpaid dividends on the shares of Series 2 Convertible Preferred Stock being so converted by (B) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" shall be equal to eighty percent (80%) of the Market Price of the Corporation's Common Stock; provided, however, that in no event will the Conversion Price be greater than $5.00 per share of Common Stock. For purposes of this
         Section 2, the Market Price shall be the average of the closing bid prices of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice (as defined in Section 2(b) hereof), as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice, or, in the event the Common Stock is listed on a national stock exchange, the Market Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in The Wall Street Journal, over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice.

                  (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series 2 Convertible Preferred Stock. If, upon conversion of shares of Series 2 Convertible Preferred Stock held by a registered holder which are being converted, such registered holder would, but for the provisions of this Section 2(b), receive a fraction of a share of Common Stock thereon; then in lieu of any such fractional share to which such holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Series 2 Convertible Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the original certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series 2 Convertible Preferred Stock, and shall give written notice (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name and address or the name and address or the names and addresses of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within three business days of the date of its receipt of the Conversion Notice, issue and deliver or cause to be issued and delivered to such holder of Series 2 Convertible Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Series 2 Convertible Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued by the Corporation at any time.

                  (c) Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially  all  of  the  assets  of the  Corporation  to any  other
         Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series 2 Convertible Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution or winding up.

                  (d) Stock Dividends; Stock Splits; Etc. In the event that the Corporation shall (i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive a dividend payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon the conversion of each share of Series 2 Convertible Preferred Stock then outstanding, the number of shares of Common Stock into which such shares of Series 2 Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i) through (iv) above shall be the number of such shares of Common Stock into which such shares of Series 2 Convertible Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

                  (e) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Series 2 Convertible Preferred Stock.

         3. Dividend Rights. The holders of record Series 2 Convertible Preferred Stock shall be entitled to receive cumulative dividends thereon, out of funds legally available therefor and to the extent permitted by law, at the rate of five percent (5%) per share, per annum, computed on the basis of the actual number of days elapsed in a 365-day year, commencing on the date of the issuance of such shares of Series 2 Convertible Preferred Stock and payable on the first to occur of (i) the anniversary date of the issuance thereof and (ii) the date of the conversion thereof in accordance with the provisions of Section 2 above. Such dividends shall be fully cumulative and shall accrue, whether or not declared by the Board of Directors of the Corporation, from the date of the issuance of the shares of Series 2 Convertible Preferred Stock until the date of payment thereof as set forth in the immediately preceding sentence. No dividends or other distributions shall be paid on or declared and set aside for payment on the Common Stock until cumulative dividends on all outstanding shares of Series 2 Convertible Preferred Stock shall have been paid or declared and set aside for payment. Such dividends shall be payable in fully paid and nonassessable shares of Common Stock, with such shares of Common Stock valued at the closing bid price of such shares on the trading day immediately preceding the date of payment thereof as such closing bid price is determined pursuant to Section 2 above.

         4. Voting Rights of Series 2 Convertible Preferred Stock. Except as otherwise required by law, the holders of outstanding shares of Series 2 Convertible Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

         5. Ranking. Except as expressly set forth herein, the Series 2 Convertible Preferred Stock shall rank (a) junior to the Series 1 Convertible Preferred Stock of the Corporation and

(b) senior to any other class of capital stock of the Corporation now or hereafter issued as to the payment of dividends and the distribution of assets on redemption, liquidation, dissolution or winding up of the Corporation.

         6. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any shares of Series 2 Convertible Preferred Stock shall be outstanding, the holders of the then outstanding shares of Series 2 Convertible Preferred Stock shall have a preference in distribution of the Corporation's property available for distribution to the holders of any other class of capital stock of the Corporation, including, but not limited to, the Common Stock, equal to $10.00 consideration per share, together with an amount equal to all accrued but unpaid dividends thereon, if any, to the date of payment of such distribution, whether or not declared by the Board. For this purpose, the merger or consolidation of the Corporation with or into any other corporation or corporations, the sale or transfer by the Corporation of all or substantially all of its property, or any reduction of the authorized or issued capital of the Corporation of any class, whether now or hereafter authorized, shall be deemed to be a liquidation of the Corporation within the meaning of the provision of this Section 6. The merger of the Corporation with and into Colorado Casino Resorts, Inc., II, for the purposes of changing the domicile of the Corporation from Texas to Colorado, shall not be deemed to be a liquidation of the Corporation within the meaning of the provisions of this Section 6.

                                   APPENDIX C

                                    BYLAWS OF
                        COLORADO CASINO RESORTS, INC., II

                                    ARTICLE I

                                     OFFICES

         The principal office of the corporation in the State of Colorado shall be located in the City of Colorado Springs, County of El Paso. The corporation may have such other offices, either within or without the State of incorporation as the board of directors may designate or as the business of the corporation may from time to time require.

                                   ARTICLE II

                                  STOCKHOLDERS

         Section 1. Annual Meetings. The annual meeting of the stockholders shall be held in August of each year, on a date set by the Board of Directors, at the hour of 10:30 a.m. for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

         Section 2. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the directors, and shall be called by the president at the request of the holders of shares representing not less than ten percent (10%) of all votes entitled to be cast on any issue proposed to be considered at the meeting.

         Section 3. Place of Meeting. The directors may designate any place, either within or without the State unless prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be principal office of the corporation.

         Section 4. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

         Section 5. Closing Transfer Date and Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, thirty days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least thirty days immediately preceding such meeting. In lieu of closing the stock transfer books, the directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty days and, in case of a meeting of stockholders, not less than five days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         Section 6. Voting Lists. The officer having charge of the stock transfer books for shares of the corporation shall make, at least twenty days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of fifteen days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.

         Section 7. Quorum. At any meeting of stockholders a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares are represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         Section 8. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting.

         Section 9. Voting. Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these bylaws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholders. Upon the demand of any stockholder, the vote for directors and upon any questions before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of this State.

         Section 10. Order of Business. The order of business at all meetings of the stockholders, shall be as follows:

                  (a)      Roll call;

                  (b)      Proof of notice of meeting or waiver of notice;

                  (c)      Reading of minutes of preceding meeting;

                  (d)      Reports of Officers;

                  (e)      Reports of Committees;

                  (f)      Election of Directors;

                  (g)      Unfinished Business; and

                  (h)      New Business.

         Section 11. Informal Action by Shareholders. Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. General Powers. The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these bylaws and the laws of this State.

         Section 2. Number, Tenure and Qualifications. Initially, the number of directors of the corporation shall be three. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified. In its sole discretion, the board of directors is authorized to increase the number of directors of the corporation.

         Section 3. Regular Meetings. A regular meeting of the directors, shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of stockholders. The directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution. But for special meetings, no notice is required for a meeting of the Board of Directors.

         Section 4. Special Meetings. Special meetings of the directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

         Section 5. Notice. Notice of any special meeting shall be given at least two (2) days previously thereto by written notice delivered personally, by facsimile, or by telegram, or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If by facsimile, such notice shall be deemed to be delivered on the day of transmission. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 6. Quorum. At any meeting of the directors a majority shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         Section 7. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors.

         Section 8. Newly Created Directorship and Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of a majority of the directors. Vacancies resulting without cause shall be filled by vote of the stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

         Section 9. Removal of Directors. Any or all of the directors may be removed for cause by vote of the stockholders or by action of the board. Directors may be removed without cause only by vote of the stockholders.

         Section 10. Resignation. A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

         Section 11. Compensation. No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from servicing the corporation in any other capacity and receiving compensation therefor.

         Section 12. Presumptions. A director of the corporation who is present at a meeting of the directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent buy registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 13. Executive and Other Committees. The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the board.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. Number. The officers of the corporation shall be a president, a vice president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

         Section 2. Election and Term of Office. The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

         Section 3. Removal. Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

         Section 5. President. The president shall be the principal executive officer of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the directors. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts or other instruments which the directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

         Section 6. Vice President. In the absence of the president or in event of his death, inability or refusal to act, the vice president shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice president shall perform such other duties as from time to time may be assigned to him by the president or by the directors.

         Section 7. Secretary. The secretary shall keep the minutes of the stockholders' and of the directors' meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these bylaws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, have general charge of the stock transfer books of the corporation and in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

         Section 8. Treasurer. If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these bylaws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.

         Section 9. Salaries. The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 1. Contracts. The directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation and such authority may be general or confined to specific instances.

         Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to specific instances.

         Section 3. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

         Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the directors may select.

                                   ARTICLE VI

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 1. Certificates for Shares. Certificates representing shares of the corporation shall be in such form as shall be determined by the directors. Such certificates shall be signed by the president and by the secretary or by such other officers authorized by law and by the directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the stockholders, the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the directors may prescribe.

         Section 2.  Transfers of Shares.

                  (a) Upon surrender to the corporation or the transfer agent of the corporation of a certificate for share duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate; every such transfer shall be entered on the transfer book or the corporation which shall be kept at its principal office.

                  (b) The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of this State.

                                   ARTICLE VII

                                   FISCAL YEAR

         The fiscal year of the corporation shall begin on the 1st day of January in each year.

                                  ARTICLE VIII

                                    DIVIDENDS

         The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                                   ARTICLE IX

                                      SEAL

         The directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words "Corporate Seal."

                                    ARTICLE X

                                WAIVER OF NOTICE

         Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these bylaws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE XI

                                   AMENDMENTS

         These bylaws may be altered, amended or repealed and new bylaws may be adopted by a vote of the stockholders representing a majority of all the shares issued and outstanding, at any annual stockholders' meeting or at any special stockholders' meeting when the proposed amendment has been set out in the notice of such meeting.

                                   APPENDIX D


         5.12 PROCEDURE FOR DISSENT BY SHAREHOLDERS AS TO SAID CORPORATE ACTION.-A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

         (1) (a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

         (b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

         (2) Within twenty (20) days after receipt by the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty
(60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

         (3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

         B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholder named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

         C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

         D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs, shall be allotted between the parties in the manner that the court determines to be fair and equitable.

         E. Shares acquired by the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

         F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

         G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in
Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.
                                       D-4

PROXY

                          COLORADO CASINO RESORTS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          COLORADO CASINO RESORTS, INC.


         The undersigned  hereby appoints Rudy S. Saenz, or failing him, Michael
S. Smith, as proxy for the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of the $.001 par value common stock of Colorado Casino Resorts, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on September 19, 1996 (the "Meeting"), or at any and all postponements, continuations or adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR the election of the three directors to the Board of Directors and FOR each of the other proposals.

The Board of Directors recommends a vote FOR each item.


1.       Election of Directors:

                  NOMINEES:         Rudy S. Saenz
                                    Gilbert M. Sisneros
                                    Michael S. Smith


                  FOR               WITHHELD
                  |_|                   |_|

         |_|____________________________________________
           For all nominees except as noted above.


                  |_|  Mark here for address change and note below.



2. Proposal to approve a change in the Company's state of incorporation from Texas to Colorado by means of a merger of the Company into Colorado Casino Resorts, Inc., II, a newly organized Colorado corporation wholly owned by the Company.


               FOR   |_|          AGAINST   |_|          ABSTAIN  |_|


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

3. To ratify the selection of Williams, Richey & Co. as independent auditors until the next annual meeting of shareholders.


                FOR   |_|         AGAINST   |_|           ABSTAIN  |_|


4. To conduct such other business as may properly come before the Meeting and at any and all postponements, continuations or adjournments thereof.


         IMPORTANT: before returning the Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. When shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.


                                        Dated___________________, 1996



                                        ________________________________________
                                        Authorized Signature

                                        ________________________________________
                                        Title


                                        ________________________________________
                                        Authorized Signature

                                        ________________________________________
                                        Title


Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.